

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Managed Pension Assets Partnership 1991-A, Ltd.'s balance sheet and statement of operations  contained in its Form 10-Q for the quarter  ended March 31, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   MAR-31-1997
<CASH>                                         1,214
<SECURITIES>                                   0
<RECEIVABLES>                                  26,012
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               27,226
<PP&E>                                         1,596,861
<DEPRECIATION>                                 (1,321,439)
<TOTAL-ASSETS>                                 302,648
<CURRENT-LIABILITIES>                          298,193
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     4,455
<TOTAL-LIABILITY-AND-EQUITY>                   302,648
<SALES>                                        26,983
<TOTAL-REVENUES>                               26,988
<CGS>                                          0
<TOTAL-COSTS>                                  39,296<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (14,933)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (14,933)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (14,933)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


